SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C.  20549





                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 6, 1995


                           CLARK EQUIPMENT COMPANY
           (Exact name of registrant as specified in its charter)



     Delaware                 1-5646                   38-0425350
(State or other juris-     (Commission                (IRS Employer
diction of incorporation)   File Number)          Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                    46634
executive offices)                                     (Zip Code)



Registrant's telephone number                        (219) 239-0100
including area code









                                                   Total Number of Pages:  4
                                                   Exhibit Index at Page:  3

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ITEM 5.   OTHER EVENTS


On March 6, 1995, Registrant issued a press release announcing that it has signed a definitive agreement to sell its 50 percent interest in VME Group N.V. to AB Volvo of Sweden for $573 million. A copy of this press release is attached as Exhibit (99) and incorporated in this Item by reference.
The press release contains certain forward-looking statements about Registrant as defined in paragraph (c) of Rule 3B-6, "Liability for Certain Statements by Issuers" issued pursuant to the Securities Exchange Act of 1934. The forward-looking statements of Registrant published in the press release are reaffirmed hereby.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit (99) - Registrant's press release announcing that it has signed a definitive agreement to sell its 50 percent interest in VME Group N.V. to AB Volvo of Sweden issued on March 6, 1995.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY

                              /s/ John J. Moran, Jr.

                              John J. Moran, Jr.
                              Assistant Secretary



Date: March 6, 1995










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
                           EXHIBIT LIST AND INDEX



                                             Filed Herewith Unless
Exhibit        Description                   Otherwise Indicated

(99)           Registrant's Press Release         Page 4
               dated March 6, 1995.










































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